                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints MALLARY L. REZNIK and MANDA GHAFERI, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which FIRST SUNAMERICA LIFE INSURANCE COMPANY serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

--------------------------------------------------------------------------------
REGISTRANT NAME                                    FILE NOS.
--------------------------------------------------------------------------------
FS VARIABLE SEPARATE ACCOUNT                       033-85014  / 811-08810
                                                   333-101487 / 811-08810
                                                   333-45946  / 811-08810
                                                   333-102137 / 811-08810
                                                   333-128124 / 811-08810
                                                   333-143999 / 811-08810
                                                   333-146491 / 811-08810
                                                   333-146429 / 811-08810
                                                   333-146434 / 811-08810
                                                   333-146433 / 811-08810
                                                   333-147008 / 811-08810
                                                   333-157198 / 811-08810
                                                   333-172004 / 811-08810
                                                   333-172053 / 811-08810
--------------------------------------------------------------------------------
FS VARIABLE ANNUITY ACCOUNT ONE                    033-39888  / 811-06313
--------------------------------------------------------------------------------
FS VARIABLE ANNUITY ACCOUNT TWO                    033-81470  / 811-08624
--------------------------------------------------------------------------------
FS VARIABLE ANNUITY ACCOUNT FIVE                   333-118218 / 811-08369
                                                   333-116026 / 811-08369
                                                   333-146455 / 811-08369
                                                   333-146452 / 811-08369
                                                   333-147681 / 811-08369
--------------------------------------------------------------------------------

/s/ BRUCE R. ABRAMS               Director, President &           April 11, 2011
--------------------------        Chief Executive Officer
BRUCE R. ABRAMS                (Principal Executive Officer)

/S/ MICHAEL J. AKERS                     Director                 April 13, 2011
--------------------------
MICHAEL J. AKERS

/S/ WILLIAM J. CARR
--------------------------               Director                 April 14, 2011
WILLIAM J. CARR

/S/ N. SCOTT GILLIS          Director, Senior Vice President &    April 13, 2011
--------------------------        Chief Financial Officer
N. SCOTT GILLIS                (Principal Financial Officer)

/S/ WILLIAM J. KANE                      Director                 April 14, 2011
--------------------------
WILLIAM J. KANE

/S/ SCOTT H. RICHLAND                    Director                 April 19, 2011
--------------------------
SCOTT H. RICHLAND

/S/ R. LAWRENCE ROTH                     Director                 April 14, 2011
--------------------------
R. LAWRENCE ROTH

/S/ STEWART R. POLAKOV      Senior Vice President & Controller    April 19, 2011
--------------------------    (Principal Accounting Officer)
STEWART R. POLAKOV